Exhibit 99.4

                       SECRETARY TREASURER'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on the Form 10-KSB of The Bralorne Mining Company (the "Company") for the year ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Lucien R. Paquette, Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                  /s/  "Lucien  R.  Paquette"
                                   ---------------------------
                                       Lucien  R.  Paquette
                                    Chief  Financial  Officer
                                    Chief  Accounting  Officer
                               Secretary  Treasurer  and  Director

Date: January 12, 2004